SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2013

American Sands Energy Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53167	87-0405708
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

4760 South Highland Drive, Suite 341, Salt Lake City, Utah	84117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 277-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01    Entry into a Material Definitive Agreement.

Effective September 30, 2013, American Sands Energy Corp. (the “Company”) entered into an Exchange Agreement (the “HPP Agreement”) with Hidden Peak Partners LC (“HPP”). The HPP Agreement provides that the Company’s 5% Convertible Promissory Note, dated January 24, 2012, in the original principal amount of US$1,446,551 (originally issued to Bleeding Rock, LLC, and assigned to HPP on or about January 31, 2012) as amended by an Amendment to Convertible Promissory Note, dated as of August 9, 2012 and a Second Amendment to Convertible Note dated May 13, 2013, (together, hereinafter referred to as the “Note”) will be exchanged for a warrant to purchase 3,260,000 shares of Common Stock of the Company (the “HPP Warrant”), at a price per share of $0.01. The HPP Warrant has a term of ten (10) years. The exchange of the Note for the HPP Warrant was effective September 30, 2013.

The Company also entered into an Exchange Agreement (the “WCG Agreement”) with William C. Gibbs, our Chairman and Chief Executive Officer. The WCG Agreement provides that the obligation of the Company to pay Mr. Gibbs outstanding salary of $1,049,349.54, as shown in the 6/30/2013 10-Q of the Company (the “Obligation”), will be exchanged for a warrant to purchase 2,260,000 shares of Common Stock of the Company (the “WCG Warrant”), at a price per share of $0.01. The WCG Warrant has a term of ten (10) years. The exchange of the Obligation for the WCG Warrant was effective September 30, 2013.

Item 1.02    Termination of a Material Definitive Agreement.

Effective September 30, 2013, the Note and Obligation were cancelled, pursuant to the HPP Agreement and WCG Agreement, respectively.

Item 3.02    Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K regarding the HPP Warrant and the WCG Warrant are incorporated by reference in this Item 3.02. The HPP Warrant and WCG Warrant were issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 promulgated thereunder. At the time of issuance, the Company had a reasonable belief that HPP and Mr. Gibbs were accredited investors as defined in Regulation D and obtained such securities without a view to distribution of the same. No selling commissions or underwriting fees were paid in connection with any of these transactions.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

99.1    Exchange Agreement between the Company and Hidden Peak Partners LC, dated September 30,2013

99.2    Exchange Agreement between the Company and William C. Gibbs, dated September 30, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Sands Energy Corp.

Date: October 15, 2013	By:	/s/ William C. Gibbs
William C. Gibbs, President

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